Exhibit 99.1

August 2011 Company Presentation (c) 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

This presentation may contain forward-looking statements, including statements regarding, among other items, the Company's expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of Broadview's control that could cause actual results to differ materially from such statements. Some of these risks can be found in Broadview's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, provision for income taxes, share-based compensation, severance and related separation costs and professional fees related to strategic initiatives. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise. Safe Harbor Statement 1

Highlights Leading Provider of Next-Generation Communications Solutions Over 70K cloud-based VoIP licenses deployed under Broadview's owned intellectual property T-1 and IP-based products represented 76% of new retail sales Cloud represented 11% of Total Retail Revenue and 25% of new sales State-of-the-Art Network Infrastructure Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper 2,900 fiber miles, 3 data centers, 260 colocations and 450 lit buildings Large & Diversified Customer Base More than 40K SMB customers with a significant opportunity to sell into the base 85% of retail revenue is from customers with greater than $500 MRR Target market represents the largest concentration of communications spending in the U.S. Strong and Improving Key Operating Metrics Steadily increasing revenue per customer Churn rates are at pre-recession levels and falling Predictable, Recurring FCF and Increasing Profitability Margins 75% of revenue under contract at the beginning of the year Over 350 basis point improvement in adjusted EBITDA margin in past 3 years Experienced Management Senior management has on average 23 years of industry expertise 2

Company Overview 3

Regional Focus With National Coverage Boston Washington, D.C. New York Philadelphia Strong local presence with strategic regional sales offices $14.8 billion addressable market in our Northeast footprint, before cloud opportunity (1) Strong, existing customer relationships Cloud-based services and MPLS network allow us to extend our reach Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers Requires less local presence allowing nationwide expansion without significant capital investment Quality of service supported through MPLS network Large, Untapped Opportunity Ability to address out-of-region multi-location customers through OfficeSuite(tm) and other cloud-based services Cloud Services Available Nationwide Dense Northeast & Mid-Atlantic Footprint Regional Player with Cloud Services to Address Customers Nationwide 4 (1) As per 2010 Altman Vilandrie & Co. study.

Broadview At A Glance

Company Stats	
Customers & Market	
Total Business Customers	41K
Average Revenue per Customer	$642
Network	
Retail Access Line Equivalents	641K
Retail T-1 Circuits	25K
Colocation Sites	~260
Ethernet-over-Copper Equipped Colos (EoC)	38%
On-Net Buildings	~450
Fiber Route Miles	~2,900
Employees as of 6/30/2011	
Total Employees	935
Quota-Bearing Sales Reps (all Channels)	190
Agent Channel Partners	~300



Broadview
Networks
Buffalo
Syracuse
Albany
Boston
Providence
Hartford
Rye Brook
New York
Pittsburgh
Harrisburg
Philadelphia
Baltimore
Washington D.C.
Headquarters
POP
Intra-City Fiber
NOC
MPLS, Switch and Data Collocation
MPLS and Switch

Superior Customer Service & Quality



State of New York

Commendation for High Quality Service from the State of New York



WINNER
STEVIES
2011
FOR SALES & CUSTOMER SERVICE

Stevie Award for Innovation in Customer Service at the 2011 American Business Awards



CRAIN'S
NEW YORK BUSINESS
50TH
LARGEST PRIVATELY HELD COMPANY BASED IN NEW YORK
2010

Recognized by Crain's as the 50th Largest Private Company in the New York area

©2011 Broadview Networks Holdings, Inc. -- Confidential and Proprietary

5

Broadview NETWORKS

2005 Allow Broadview to control the developmental roadmap to key technology Objective Enhance scale, diversify product portfolio, expand fiber network Objective Create merger of equals with a new, T-based strategy, scale and operational efficiencies Objective 2008 2007 2006 2009 Improve product offerings and strengthen and increase market footprint Objective Strengthen presence in existing market, expand next-gen product portfolio Objective Successful M&A Integration Track Record 6 Future Acquisition Criteria Supplement organic growth Speed to market Buy vs. Build Part of the strategy (e.g., product set / geography)

Marketplace Needs / Current Landscape 7 Then Access-based services Narrow product offerings for a large and growing market TDM-based network Single location, voice-based services Data available but not yet a core need Competitive alternatives fueled by the expanding opportunity, technology and availability of capital Now Application services drive demand and are a key differentiator Cable and ILEC offerings, while improved, still do not address specific needs of SMB market Data is the main driver with voice-based services becoming an application SMBs need to accomplish more with less resources, relying on carriers for expertise and technology For example: IT outsourcing, telecommuting, remote access & security, cloud / hosted solutions IP / MPLS networks are driving next-generation services Virtual connections facilitate network efficiency, flexibility and functionality - features that define the needs of the SMB market and are the limitation of the MSO and ILEC offerings Customer Needs Have Evolved Competitive Next-Generation Providers Have a Greater Opportunity Than Ever

8 Broadview's Business Evolution Retail Revenue Mix Network Mix (2) Traditional Voice Attached to T-1 18% Circa 2006 Today (1) EoC 7% 78% Standard T-1 & IP-based 53% Traditional Voice / Data not attached to T-1 22% (1) For the quarter ended June 30, 2011. (2) Retail access line equivalents.

(1) Broadview standalone 2006. (2) Broadview June 2011 Billing Database. Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and services Approximately 85% of Broadview's retail revenue is generated by customers spending more than $500 monthly versus 59% in 2006 Growing Revenues From Larger Customers (CHART) Present (2) Retail Revenue By Customer Size 2006 (1) 9 59% 85%

Diversified Product & Customer Base More than 40K SMB customers Diverse customer base and low revenue concentration risk Retail Revenue by Product Type - Q2 2011 (1) Percent based on Retail Voice & Data revenue. Focused on Serving Customers with High Capacity, IP-based Products 10 Revenue by Segment - Q2 2011 73% 73% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts

Steady Growth In Revenue Per Customer CAGR: 13% Today, T-1, IP-based and cloud-based products make up approximately three-fourths of new sales This has resulted in higher average MRRs Overall revenue loss is below 2% (1) Approximately 85% of current customer base is over $500 in MRR with significantly lower revenue loss characteristics Average Revenue per Business Customer (Retail) 11 Focus on Next-Gen Products and Services New Retail Sales (Q2 2011) Cloud-based services ~25% Total Revenue Loss: 1.83% Q2 2011 Revenue Loss By Account Size (1) Broadview's calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry. Account Size

Focused Sales Strategy 12 Direct sales: 64% of new sales Dedicated teams focused on new customer acquisition, upselling, renewals and customer retention Sales to new customers average >$900 MRR Sales to existing customers represents 35% of new sales Over 50% of new cloud computing-based sales are to existing customers Agent sales: 26% of new sales Approximately 300 agents Primary go-to-market for cloud-based services nationwide Awarded "Top 50 Channel Program" by PHONE+ Magazine's Indirect Sales Channel Partners Wholesale sales: 10% of new sales Sells our core products and services including MPLS, POTS, T's, data colocation to other carriers throughout our footprint Total LTM New Sales by Channel (1) Targeting Mid-sized SMB, Single and Multi-location Companies Last Twelve Months (LTM) as of June 30, 2011. 190 Quota-bearing sales reps across all Channels

Leveraging Our Customer Base 13 (CHART) Increasing Walletshare Through New Cloud-based Products and Services Technology Enabling Us to Target Additional Customer Spend Over 40K existing business customers A trusted provider of mission critical network services (voice and data) Over 5 years experience providing cloud-based solutions with OfficeSuite(tm) New cloud-based technologies allowing us to address greater walletshare of IT spend Source: Computer Economics, IT Spending and Staffing Benchmarks 2010/2011. 13 Business IT Spend Breakdown 53%

Cloud-based Products Overview

OfficeSuite™ Cloud-based Communication System



Broadview Networks
OfficeSuite™ Platform
Switch
Mobile Phone
Internet
Teleworker
Mobile Pro
Branch Office

- Full featured cloud-based VoIP communications systems
- IP "Quadruple" play - voice, data, managed services and hardware
- Enterprise grade quality and features
- Broadview owns underlying IP
- Over 70K active licenses, one of the largest providers in the U.S. communications industry

Awards & Recognition

TOP 10 SERVICE PROVIDER
INFONETICS RESEARCH
2009 | 2010 | 2011

LEADERSHIP
NGN
2010
AWARD

Newly Launched Cloud Computing Product Suite



Hosted E-mail Including Enterprise And Microsoft Exchange
Blended solutions for cost-efficiency without sacrificing quality

Microsoft SharePoint Server

Hosted Microsoft Sharepoint
A collaboration tool that creates a secure intranet site to improve productivity

Microsoft Office 2010

Hosted Office Anywhere – Virtual Desktop
Seamlessly access and store Microsoft Office and business application data



Hosted Business Applications
Support for all your business applications in a secure SAS 70 Type II certified data center



Complete Backup And Recovery
A network-based solution that allows you to quickly restore files on-demand



Virtualized And Dedicated Servers
Secure, redundant and scalable server options with a 99.99% SLA guaranteed uptime

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

14
Broadview NETWORKS

Capitalizing On Market Growth In Cloud-based Services (CHART) 18% CAGR Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in the Cloud Services Market for 5 Years U.S. Cloud Services Market Revenue ($B) 15 Source: IDC. Worldwide and Regional Public IT Cloud Services; June 2010. Revenue ($Millions) Cloud-based Revenue Broadview Results to Date Industry Opportunity 31% CAGR 54% CAGR Licenses (Thousands) OfficeSuite(tm) Licenses

Continued Product Evolution Key Trends OfficeSuite(tm) has been very successful Represents approximately 25% of new sales Recently launched in January, data cloud-based sales seeing great traction early on Higher start to sales funnel than OfficeSuite's(tm) original launch in 2006 Average Office Anywhere sale is over $1,000 MRR Sales continue to grow Continued growth through targeting larger customers Increased revenue per customer $400 $750 $4,000 Products T-1 OfficeSuite(tm) 16 MRR Cloud $50 Traditional & T-1 Based Offerings Dedicated & switched access Dedicated Internet access Ethernet networking MPLS networking Dynamic IP integrated voice & data Local, regional and long distance Conferencing Toll-free Full Cloud-based Solutions Launched Q1 2011 POTS

Financial Overview 17

Revenue Growth: At Inflection Point 18 Improving Trends Traditional Voice Decline Slowing Increasing Revenue per Business Customer Growth From Cloud Total Revenue (3.6%) Avg Q decline 31% CAGR 11% CAGR At Inflection Point Larger product set Increased geographic sales reach Continued MRR moving up-market Increasing install and up-selling of cloud-based products (5.7%) Avg Q decline

(CHART) Improved Revenue Composition And Stable EBITDA 19 Historical Adjusted EBITDA & Margins (2) Historical Revenue (CHART) $496.9 $456.5 $407.7 2008 2010 Adj. EBITDA(2): Adj. EBITDA Margin: 4Q Revenue loss: $71.0M 14.3% 2.42% $69.9M 17.1% 1.95% Enhanced Value of Customer Base Revenue: $496.9 M $407.7M Avg. customer life: 3+ yrs 4+ yrs Shifting revenue composition to higher value-added services Higher margin services Greater % of revenue shifting to larger clients, resulting in reduced churn Last Quarter Annualized (LQA) Adjusted EBITDA is $71.2 million Increasing Profitability Margins Last Twelve Months (LTM) as of June 30, 2011. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share- based compensation, severance and related separation costs and professional fees related to strategic initiatives. $393.0 (1) (1)

Strong Operating Performance Strong financial position driven by focused customer and product strategy Increased revenue from more profitable, stickier T-1 & IP-based and cloud-based products Consistent growth in adjusted EBITDA margin EBITDA margins in-line with comparable public companies Comparable Companies LTM EBITDA Margin (1)(2)(3) LTM represents Last Twelve Months as of 6/30/2011, XOHO LTM as of 3/31/2011. PAET LTM EBITDA margin pro forma for Cavalier and XETA. Comparable companies reflect public company comparables: Cbeyond, Inc. (CBEY), PAETEC Holding Corp (PAET) and XO Holdings Inc. (XOHO). Consistent EBITDA and Above Average Margins Relative to Peer Group Adjusted EBITDA Margin 20

Predictable, Recurring Free Cash Flow 21 Quarterly Update Free Cash Flow ("FCF") defined as Adjusted EBITDA less Capital Expenditures. Capital Expenditures ($Millions) Revenue Adjusted EBITDA Free Cash Flow (1) (CHART) (CHART) (CHART) $102.9 $100.4 $98.7 $98.4 Other Revenue Traditional Voice in T-1 Accounts Cloud & T-1 Accounts Revenue (CHART) $60.8 $60.4 $59.5 $59.1 $59.1 $95.5

Highlights Leading Provider of Next-Generation Communications Solutions 22 Large & Diversified Customer Base Predictable, Recurring FCF and Increasing Profitability Margins State-of-the-Art Network Infrastructure Strong and Improving Key Operating Metrics Experienced Management

Appendix 23

Adjusted EBITDA Reconciliation 24 Adjusted EBITDA represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share- based compensation, costs associated with initial public offering, severance and related separation costs and professional fees related to strategic initiatives. (a) Represents one-time, non-recurring costs associated with initial public offering. (b) Relate primarily to guaranteed severance payments and employee health benefits. (c) Represents expenses that management believes are not reflective of our core operations. Represents non-cash expenses incurred as part of executive compensation. (2) Free Cash Flow defined as Adjusted EBITDA less capital expenditures. ($Thousands)